Effective January 1, 2011, the sub-sections entitled “Fees and Expenses” and “Example” beneath the main heading "Summary of Key Information" are restated in their entirety as follows:

Summary of Key Information

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. They have been adjusted to reflect certain current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 9 of the fund’s prospectus and “Waivers of Sales Charges” on page 16 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	529A	B AND 529B	C AND 529C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00% #	N/A	4.00%	1.00%	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	529A	529B	529C	R1	R2	R3	R4
Management Fee	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	N/A	0.25%	1.00%	1.00%	1.00%	0.50%	0.25%	N/A
Other Expenses	0.22%	0.22%	0.22%	0.22%	0.32%	0.32%	0.32%	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	0.82%	1.57%	1.57%	0.57%	0.92%	1.67%	1.67%	1.57%	1.07%	0.82%	0.57%

#	On shares purchased without an initial sales charge and redeemed within 24 months of purchase.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year and dividends and other distributions are reinvested; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$654	$822	$1,004	$1,530
Class B Shares assuming
redemption at end of period	$560	$796	$1,055	$1,666
no redemption	$160	$496	$855	$1,666
Class C Shares assuming
redemption at end of period	$260	$496	$855	$1,867
no redemption	$160	$496	$855	$1,867
Class I Shares	$58	$183	$318	$714
Class 529A Shares	$663	$851	$1,055	$1,641
Class 529B Shares assuming
redemption at end of period	$570	$826	$1,107	$1,777
no redemption	$170	$526	$907	$1,777
Class 529C Shares Assuming
redemption at end of period	$270	$526	$907	$1,976
no redemption	$170	$526	$907	$1,976
Class R1 Shares	$160	$496	$855	$1,867
Class R2 Shares	$109	$340	$590	$1,306
Class R3 Shares	$84	$262	$455	$1,014
Class R4 Shares	$58	$183	$318	$714

Effective January 1, 2011, the sub-section entitled “Distribution and Service Fees” under the main heading “Description of Share Classes” is restated in its entirety as follows:

Distribution and Service Fees
The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, the fund pays distribution and/or service fees to MFD to support the sale and distribution of Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, and Class R3 shares, and/or shareholder servicing and account maintenance activities. These distribution and/or service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

Class	MAXIMUM DISTRIBUTION FEE	MAXIMUM SERVICE FEE	MAXIMUM TOTAL DISTRIBUTION AND SERVICE FEE
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class 529A	0.00%	0.25%	0.25%
Class 529B	0.75%	0.25%	1.00%
Class 529C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%
These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

The fund has not adopted a Rule 12b-1 plan with respect to its Class I or Class R4 shares.